2002 TARGET TERM TRUST INC.                                   SEMIANNUAL REPORT

                                                       July 15, 1999


Dear Shareholder,

We are pleased to present you with the semiannual report for 2002 Target Term Trust Inc. (the "Trust") for the six-month period ended May 31, 1999.

MARKET REVIEW
-------------------------------------------------------------------------------
[GRAPHIC]

The bond markets went through a two-phase sell-off during the six-month period ended May 31, 1999. In January, Brazil was forced to devalue its currency. This devaluation, while bad news for Brazil, did not cause worldwide problems, as did Russia's devaluation in August 1998. The highly leveraged investments that destabilized the markets last August were gone by January 1999 and the sell-off was confined largely to Brazil. The contained response suggested that other countries' economies and financial markets had bottomed and might start to recover. At the same time, the consensus forecast of 1999 U.S. economic growth rose significantly, from 2% at year-end 1998 to 3.5% in January 1999, a portent of higher interest rates. Taking these events together, investors became bearish on bonds, leading to phase one of the sell-off in February.

Phase two came in late April, when the markets began operating in post-crisis mode. Oil prices filtered through the consumer price index to remind investors that global economic improvement could have inflationary consequences for commodities. The commodity deflation and U.S. dollar strength that resulted from the Asian crisis had moderated wage increases in the United States, even though labor was in short supply. Investors had come to fear that low unemployment without the offsetting commodity deflation would result in higher wage increases.

The dominant theme driving bond yields changed from deflation contagion to a reassessment of inflation risk. The Federal Reserve announced a bias toward raising short-term interest rates, citing the rapid growth of domestic demand, reduced global risk and few apparent offsets to inflation. Investors took this to mean that the Federal Reserve might raise rates at its June 29-30 Open Market Committee, and bond yields rose in response. The yield on the 30-year U.S. Treasury bond rose from 5.07% at the beginning of the period to 5.82% at period-end. The Federal Reserve did in fact raise interest rates by a quarter-point on June 30, 1999 and adopted a neutral stance on short-term interest rates. Investors reacted positively, as they interpreted this announcement to mean the Fed was not planning to raise rates at its meeting in August.

As the period commenced, yield premiums to Treasurys stood historically high among the "spread sectors"--corporate, asset-backed and mortgage-backed securities that pay higher yields to compensate for their higher risk. The spread sectors rebounded strongly in the period despite near-record levels of issuance. Toward the end of the period spreads widened again in response to:

-  Profit-taking in the corporate and mortgage sectors.

- Heavy net issuance of corporates, asset-backed securities, commercial mortgage-backed securities and high-yield bonds.

- Fears that an aggressive series of Fed rate increases would disrupt the stock market and cause a "hard landing" of the economy.

[SIDBAR]

2002 Target Term
Trust Inc.
TRUST PROFILE

[GRAPHIC] GOAL: Return $15 per share to investors on or about 11/30/02, while providing high monthly income

[GRAPHIC] PORTFOLIO MANAGER/SUBADVISER: Sharmin Mossavar-Rahmani, Goldman Sachs Funds Management, L.P.

[GRAPHIC] TOTAL NET ASSETS: $114.6 million as of May 31, 1999

[GRAPHIC] DIVIDEND PAYMENTS: Monthly

SEMIANNUAL REPORT

[SIDEBAR]

2002 TARGET
TERM TRUST, INC.

Sector Allocation*

[PIE CHART]

CMOs                                 58.1%
ARMs                                 10.4%
Mortgage Pass-Throughs               23.3%
ABS                                   3.0%
Repurchase Agreements                 5.2%

OUTLOOK

Outside the United States, most countries must solve structural economic problems before they can hit their full stride. Until they can do so, the global economy is likely to improve but grow below trend. That said, global growth and rising commodity prices represent risks to the bond markets. If inflation rises, then current historically low inflation-risk premiums could also rise. Productivity growth in the U.S. has reduced inflation for the last few years, but may not be able to counter rising wage pressures in the future.

In light of our view, we expect the following over the next six months:

-  Market rates to stay in a trading range, with the long bond yielding
   5.75-6.25%.

- The Federal Reserve to raise the short-term interest rate a total of 50 basis points (a basis point equals 1/100th of one percent)--this increase appears to be discounted in the market already.

- Corporate bond spreads to tighten, based on the strong economy and improved corporate profits.

- Spread sectors to outperform Treasurys in a range-bound interest-rate environment.

PORTFOLIO REVIEW
-------------------------------------------------------------------------------
[GRAPHIC]

PERFORMANCE

For the six-month period ended May 31, 1999, the Trust (NYSE: TTR) lost 0.48% based on changes in its net asset value (assuming, for illustration only, that dividends were reinvested at the net asset value on the payable dates). The Trust gained 3.93% based on changes in its share price on the New York Stock Exchange (assuming dividends were reinvested under the Dividend Reinvestment Plan). The benchmark (a U.S. Treasury note maturing on August 15, 2002, with a coupon of 6.375%) lost 0.34% for the same period.

On May 31, 1999, the Trust's net asset value per share was $14.69, while its share price on the New York Stock Exchange was $14.25. During the six-month period the Trust paid dividends from net investment income totaling $0.43 per share. Based on the dividend paid in May and the Fund's market price on May 31, 1999, the Trust's six-month market yield was 3.93%.

HIGHLIGHTS

The Trust seeks to add incremental return through sector allocation and security selection primarily within the mortgage market. During the reporting period, mortgage-backed securities performed well, rebounding strongly in the wake of last year's liquidity crisis. The recovery in mortgages followed gradual stabilization of the global markets and a decline in prepayment risks as Treasury yields rose.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) -- CMOs represented 58.1% of the portfolio as of May 31, 1999,* versus 59.2% of the portfolio as of November 30, 1998. Because of their structural advantages and incremental yields, these securities continued to make up the largest portion of the Trust's holdings.

MORTGAGE PASS-THROUGH SECURITIES -- The Trust's position in mortgage pass-through securities increased during the six-month reporting period. Pass-through holdings accounted for 23.3% of the portfolio as of May 31, 1999, versus 21.6% on November 30, 1998.

ADJUSTABLE RATE MORTGAGE SECURITIES (ARMs) -- The Trust's allocation to ARMs decreased slightly during the reporting period. As of May 31, 1999, 10.4% of the Trust was invested in ARM securities, compared to 13.4% on November 30, 1998.

*Weightings represent percentages of portfolio assets as of May 31, 1999. The Trust's portfolio is actively managed and its composition will vary over time.

2002 TARGET TERM TRUST INC.                                   SEMIANNUAL REPORT

GOING FORWARD

CMOs -- Although spreads across the mortgage market widened toward the end of the reporting period, the CMO sector performed relatively better than many of its counterparts. Given recent cheapening, we are currently optimistic regarding this sector's prospects for spread tightening over the next two to three months.

MORTGAGE PASS-THROUGHS -- In general, mortgage pass-throughs ended the reporting period on a down note. Discount coupon issues underperformed in response to over-lengthening durations. Premium-coupon issues benefited from slower prepayments and diminished supply. Performance was not as strong as expected, however, given the magnitude of the sell-off in the Treasury market. We continue to have a positive outlook for this sector.

ARMs -- We anticipate maintaining our emphasis on fully indexed, seasoned issues within the ARM market. The relatively stable cash flow profile of these securities could become increasingly valuable as interest rates rise.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on 2002 Target Term Trust Inc. or a fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander                    /s/ Brian M. Storms

MARGO ALEXANDER                        BRIAN M. STORMS
Chairman and Chief Executive Officer   President and Chief Operating Officer
Mitchell Hutchins                      Mitchell Hutchins
Asset Management Inc.                  Asset Management Inc.


/s/ Sharmin Mossavar-Rahmani

SHARMIN MOSSAVAR-RAHMANI
Chief Investment Officer,
Domestic Fixed Income
Goldman Sachs Funds Management, L.P.

This letter is intended to assist shareholders in understanding how the Trust performed during the six-month period ended May 31, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

2002 TARGET TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                                 MAY 31, 1999(UNAUDITED)

  PRINCIPAL
   AMOUNT                                                                   MATURITY             INTEREST
    (000)                                                                    DATES                 RATES              VALUE
-------------                                                         --------------------   -----------------    -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--21.30%
  $ 15,846+      GNMA..............................................   01/15/24 to 02/15/29              6.500%    $  15,472,834
     8,056+      GNMA..............................................   10/15/22 to 12/15/23              7.000         8,085,874
       799       GNMA..............................................   01/15/10 to 07/15/12              8.500           837,294
         7       GNMA..............................................         09/15/18                    9.000             7,196
                                                                                                                  -------------
Total Government National Mortgage Association Certificates
  (cost--$24,825,571)..............................................                                                  24,403,198
                                                                                                                  -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--10.29%
     1,483+      FHLMC.............................................         12/01/13                    6.000         1,428,608
     2,794       FHLMC.............................................   09/01/28 to 04/01/29              7.000         2,801,855
       316       FHLMC.............................................         08/01/27                    7.500           322,777
     2,315+      FHLMC ARM.........................................         08/01/19                    6.924         2,360,205
     5,000       FHLMC TBA.........................................           TBA                       6.000         4,882,031
                                                                                                                  -------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$11,931,289)..............................................                                                  11,795,476
                                                                                                                  -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--8.94%
     2,252+      FNMA ARM..........................................         11/01/26                    5.905         2,245,399
     2,566+      FNMA ARM..........................................         01/01/25                    6.160         2,610,683
     1,870+      FNMA ARM..........................................         08/01/22                    7.060         1,923,705
     3,355+      FNMA ARM..........................................         01/01/21                    7.115         3,464,995
                                                                                                                  -------------
Total Federal National Mortgage Association Certificates
  (cost--$10,335,391)..............................................                                                  10,244,782
                                                                                                                  -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--69.81%
     2,100       FHLMC Series 164, Class B2, B3, B9 & B11..........         07/15/21                    9.500         2,322,950
     1,528       FNMA REMIC, Series 1988-12, Class A...............         02/25/18                   10.000         1,650,080
       462       FNMA Series 1993-138, Class SM....................         12/25/21                   10.942*          478,761
       716+      FNMA Series 1994-11, Class B......................         06/25/18                    4.625           705,401
     3,390       FNMA Series 1997-67, Class VX.....................         02/25/23                    7.000         3,403,657
       946       Citicorp Mortgage Securities Incorporated, Series
                   1994-6, Class A4................................         03/01/09                    5.750           905,948
     2,287       CMC Securities Corporation, Series 1992-A, Class
                   A12.............................................         10/25/22                    7.400         2,309,044
     2,554       CMC Securities Corporation, Series 1992-B, Class
                   B11.............................................         11/25/23                    7.375         2,543,448
     2,311       CMC Securities Corporation, Series 1993-C, Class
                   C3..............................................         04/25/08                    9.552         2,377,543
    10,958       CMC Securities Corporation, Series 1993-E, Class
                   S10.............................................         11/25/08                    6.500        10,762,317
     5,991       Collateralized Mortgage Obligation Trust, Series
                   64, Class Z.....................................         11/20/20                    9.000         6,177,284
     5,781       Countrywide Funding Corporation, Series 1993-2,
                   Class A5A.......................................         10/25/08                    6.500         5,689,645
     4,931       Countrywide Funding Corporation, Series 1993-10,
                   Class A9........................................         01/25/24                    5.938*        4,955,393
     4,679       Countrywide Mortgage Backed Securities
                   Incorporated, Series 1994-B, Class A7...........         02/25/09                    5.838*        4,707,136
    10,849       First Boston Mortgage Securities Corporation,
                   Series 1993-1A, Class 1A........................         04/25/06                    7.402*       10,886,466
     1,185       Housing Securities Incorporated, Series 1992-5,
                   Class A.........................................         06/15/22                    6.870*        1,191,437
     6,308       Housing Securities Incorporated, Series 1994-1,
                   Class A13.......................................         03/25/09                    6.500         5,889,534
     1,000       Residential Accredit Loans Incorporated...........         09/25/26                    8.000         1,025,424
     2,748       Residential Asset Securitization Trust, Series
                   1996-A8, Class A4...............................         12/25/26                    8.000         2,794,974
     3,878       Residential Funding Mortgage Securities
                   Incorporated Mortgage, Series 1994-S1, Class
                   A13.............................................         01/25/21                    6.138*        3,928,040
     3,763       Securitized Asset Sales Incorporated, Series
                   1994-5, Class AM................................         07/25/24                    7.000         3,735,872
     1,561       Structured Asset Securities Corporation, Series
                   1995-3A, Class 1A1..............................         01/28/24                    7.000         1,552,550
                                                                                                                  -------------
Total Collateralized Mortgage Obligations (cost--$79,542,792)......                                                  79,992,904
                                                                                                                  -------------

2002 TARGET TERM TRUST INC.

  PRINCIPAL
   AMOUNT                                                                   MATURITY             INTEREST
    (000)                                                                    DATES                 RATES              VALUE
-------------                                                         --------------------   -----------------    -------------
ADJUSTABLE RATE COLLATERALIZED MORTGAGE OBLIGATIONS*--2.23%
  $    575       Ryland Mortgage Securities Corporation, Series 1,
                   Class A2........................................         08/25/23                    7.065%    $     573,011
     1,973       Salomon Brothers Mortgage Securities VII, Series
                   1994-20, Class A................................         08/01/24                    7.957         1,988,164
                                                                                                                  -------------
Total Adjustable Rate Collateralized Mortgage Obligations
  (cost--$2,592,046)...............................................                                                   2,561,175
                                                                                                                  -------------

STRIPPED COLLATERALIZED MORTGAGE OBLIGATIONS--3.91%
        24       FNMA REMIC Trust, Series 1991-G-15, Class S***....         06/25/21                   27.244(1)        413,867
     1,429       FNMA REMIC Trust, Series 1991-G-35, Class N**.....         10/25/21                    7.557(1)      1,152,674
        14       FNMA REMIC Trust, Series 1992-G-44, Class GA***...         05/25/03                   14.600(1)        157,265
     3,301       FNMA REMIC Trust, Series 1993-101, Class A***.....         06/25/08                    7.000           175,781
     1,664       FNMA REMIC Trust, Series 151, Class 2***..........         07/25/22                    9.500           463,207
         8       Structured Asset Securities Corporation, Series
                   1992-M1, Class A3***............................         11/25/07                   11.000(1)      1,791,985
         8       Structured Asset Securities Corporation, Series
                   1992-M1, Class A4***............................         11/25/07                   11.000(1)        323,003
                                                                                                                  -------------
Total Stripped Collateralized Mortgage Obligations
  (cost--$5,933,570)...............................................                                                   4,477,782
                                                                                                                  -------------

ASSET BACKED SECURITIES--3.86%
       453       Fasco Grantor Trust...............................         11/15/01                    6.650           455,319
     1,539       Mid-State Trust IV, Series 4, Class A.............         04/01/30                    8.330         1,620,690
     2,370       Union Acceptance Corporation, Series 1999-A, Class
                   A5..............................................         09/08/06                    5.870         2,342,911
                                                                                                                  -------------
Total Asset Backed Securities (cost--$4,440,055)...................                                                   4,418,920
                                                                                                                  -------------

REPURCHASE AGREEMENT--6.57%
     7,530       Repurchase Agreement dated 5/28/99 with State
                   Street Bank & Trust Company, collateralized by
                   $7,690,000 Federal Home Loan Mortgage
                   Corporation Notes, 5.250% due 2/16/01
                   (value--$7,757,303) proceeds: $7,534,058
                   (cost--$7,530,000)..............................         06/01/99                    4.850         7,530,000
                                                                                                                  -------------
Total Investments (cost--$147,130,714)--126.91%....................                                                 145,424,237
 Liabilities in excess of other assets--(26.91)%...................                                                 (30,834,229)
                                                                                                                  -------------
 Net Assets--100.00%...............................................                                               $ 114,590,008
                                                                                                                  -------------
                                                                                                                  -------------

-----------------

ARM Adjustable Rate Mortgage Security--The interest rate shown is the current rate as of May 31, 1999.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.

REMIC Real Estate Mortgage Investment Conduit.

* Floating Rate Securities. The interest rate shown is the current rate as of May 31, 1999.

** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

*** Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+ Entire or partial principal amount pledged as collateral for reverse repurchase agreements (with Morgan Stanley Incorporated, maturing June 1,
     1999) and/or futures transactions.

(1)   Interest rate represents the annualized yield at date of purchase.

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

FUTURES CONTRACTS

  NUMBER OF                                                        EXPIRATION     UNREALIZED
  CONTRACTS          CONTRACT TO RECEIVE        IN EXCHANGE FOR       DATE       DEPRECIATION
-------------   ------------------------------  ---------------  --------------  -------------
         77     5 year United States Treasury
                  Notes.......................    $ 8,391,797       Sept 99       $   (59,441)
                                                                                 -------------
                                                                                 -------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                      MAY 31, 1999(UNAUDITED)

ASSETS
Investments in securities, at value (cost--$147,130,714)....   $145,424,237
Receivable for investments sold.............................      2,324,900
Interest receivable.........................................      1,079,859
Variation margin receivable.................................          4,016
Other assets................................................          7,469
                                                               ------------
Total assets................................................    148,840,481
                                                               ------------

LIABILITIES
Payable for reverse repurchase agreements...................     26,468,230
Payable for investments purchased...........................      6,924,349
Payable to custodian........................................        441,975
Payable for interest on reverse repurchase agreements.......         90,670
Payable to investment adviser and administrator.............         68,758
Accrued expenses and other liabilities......................        256,491
                                                               ------------
Total liabilities...........................................     34,250,473
                                                               ------------

NET ASSETS
Capital Stock--$0.001 par value; total authorized
  200,000,000 shares; 7,802,867 shares issued and
  outstanding...............................................    113,737,358
Undistributed net investment income.........................      7,506,322
Accumulated net realized loss from investments and futures
  transactions..............................................     (4,887,754)
Net unrealized appreciation of investments, and futures.....     (1,765,918)
                                                               ------------
Net assets..................................................   $114,590,008
                                                               ------------
                                                               ------------
Net asset value per share...................................         $14.69
                                                               ------------
                                                               ------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF OPERATIONS

                                                                 FOR THE
                                                                SIX MONTHS
                                                                  ENDED
                                                               MAY 31, 1999
                                                               (UNAUDITED)
                                                               ------------
INVESTMENT INCOME:
Interest....................................................   $ 5,566,075
                                                               ------------

EXPENSES:
Interest expense............................................       657,264
Investment advisory and administration......................       409,379
Excise tax..................................................        99,880
Legal and audit.............................................        49,292
Reports and notices to shareholders.........................        44,220
Custody and accounting......................................        45,094
Transfer agency.............................................        11,306
Directors' fees.............................................         5,250
Other expenses..............................................        80,313
                                                               ------------
                                                                 1,401,998
                                                               ------------
Net investment income.......................................     4,164,077
                                                               ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  ACTIVITIES:
Net realized gains (losses) from:
    Investment transactions.................................     1,373,086
    Futures transactions....................................    (1,544,690)
Net change in unrealized appreciation/depreciation of:
    Investments.............................................    (4,249,895)
    Futures.................................................      (354,096)
                                                               ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT
  ACTIVITIES................................................    (4,775,595)
                                                               ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $  (611,518)
                                                               ------------
                                                               ------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS

                                              FOR THE
                                            SIX MONTHS
                                               ENDED           FOR THE
                                              MAY 31,        YEAR ENDED
                                               1999         NOVEMBER 30,
                                            (UNAUDITED)         1998
                                           -------------    -------------
FROM OPERATIONS:
Net investment income...................   $  4,164,077     $   7,951,914
Net realized gains (losses) from
  investments and futures
  transactions..........................       (171,604)          574,640
Net change in unrealized
  appreciation/(depreciation) of
  investments and futures...............     (4,603,991)         (453,671)
                                           -------------    -------------
Net increase (decrease) in net assets
  resulting from operations.............       (611,518)        8,072,883
                                           -------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income...................     (3,361,475)       (6,722,949)
                                           -------------    -------------
Net increase (decrease) in net assets...     (3,972,993)        1,349,934

NET ASSETS:
Beginning of period.....................    118,563,001       117,213,067
                                           -------------    -------------
End of period (including undistributed
  net investment income of $7,506,322
  and $6,703,720, respectively).........   $114,590,008     $ 118,563,001
                                           -------------    -------------
                                           -------------    -------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CASH FLOWS

                                                                  FOR THE
                                                                 SIX MONTHS
                                                                   ENDED
                                                                MAY 31, 1999
                                                                (UNAUDITED)
                                                               --------------
CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest received...........................................   $   5,625,789
Operating expenses paid.....................................        (727,784)
Interest paid...............................................        (697,995)
Sales of short-term portfolio investments, net..............      (3,913,000)
Purchase of long-term portfolio investments, net............     (38,529,951)
Sale of long-term portfolio investments.....................      51,269,916
Variation margin paid on futures contracts..................      (1,590,730)
                                                               --------------
Net cash provided from operating activities.................      11,436,245
                                                               --------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid to shareholders..............................      (3,361,475)
Decrease in reverse repurchase agreements...................      (8,074,770)
                                                               --------------
Net cash used for financing activities......................     (11,436,245)
                                                               --------------
Net change in cash..........................................               0
Cash at beginning of period.................................               0
                                                               --------------
Cash at end of period.......................................   $           0
                                                               --------------
                                                               --------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations........   $    (611,518)
                                                               --------------
Decrease in investments, at value...........................      10,872,719
Decrease in receivable for investments sold.................       1,045,042
Decrease in interest receivable.............................          94,262
Decrease in variation margin receivable.....................         308,057
Increase in other assets....................................            (947)
Increase in payable for investments purchased...............       2,833,964
Decrease in security sold short, at value...................      (3,082,500)
Decrease in payable for interest on reverse repurchase
  agreements................................................         (40,731)
Increase in payable to investment adviser and
  administrator.............................................             360
Increase in accrued expenses and other liabilities..........          17,537
                                                               --------------
                                                                  12,047,763
                                                               --------------
Net cash provided from operating activities.................   $  11,436,245
                                                               --------------
                                                               --------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  2002 Target Term Trust Inc. (the "Trust") was incorporated in Maryland on October 16, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15.00 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust is expected to terminate on or about November 30, 2002.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Trust, or Goldman Sachs Funds Management, L.P. ("Goldman Sachs"), a limited partnership which is an affiliate of Goldman Sachs Group, Inc., and sub-advisor of the Trust. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees ("board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and identified cost of investments.

  FUTURES CONTRACTS--Upon entering into a financial futures contract, the Trust is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Trust primarily used financial futures contracts for hedging purposes as well as to manage the average duration of the Trust's portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, normally do not permit full control of these risks at all times.

  REVERSE REPURCHASE AGREEMENTS--The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  The average monthly balance of reverse repurchase agreements outstanding during the six months ended May 31, 1999 was $25,970,372 at a weighted average interest rate of 5.00%.

  DOLLAR ROLLS--The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

  SHORT SALES "AGAINST THE BOX"--The Trust may engage in short sales of securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Trust, and the Trust is obligated to replace the securities borrowed at a date in the future. When the Trust sells short, it establishes a margin account with the broker effecting the short sale, and deposits collateral with the broker. In addition, the Trust maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Trust will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box".

  The Trust might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins or Goldman Sachs believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Trust. In such case, any loss in the Trust's long position during the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position during the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities the Trust owns either directly or indirectly.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  On or about November 30, 2002, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts on any outstanding borrowings by the Trust.

CONCENTRATION OF RISK

  The ability of the issuers of the debt securities, including mortgage- and asset-backed securities, held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific issuer, industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. The Advisory Contract provides Mitchell Hutchins with an investment advisory fee and an administration fee, each computed weekly and payable monthly, at an annual rate of 0.50% and 0.20%, respectively, of the Trust's average weekly net assets.

  Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Goldman Sachs serves as the Trust's Sub-Adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Trust) will pay the Sub-Adviser a fee, computed weekly and payable monthly, in an amount equal to one-half of the investment advisory fee received by Mitchell Hutchins from the Trust.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at May 31, 1999, was substantially the same as the cost of securities for financial statement purposes.

  At May 31, 1999, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (from investments having an excess of
  value over cost)..........................................  $1,084,050
Gross depreciation (from investments having an excess of
  cost over value)..........................................  (2,790,527)
                                                              ----------
Net unrealized depreciation of investments..................  $(1,706,477)
                                                              ----------
                                                              ----------

  For the six months ended May 31, 1999, total aggregate purchases and sales of portfolio securities excluding short-term securities, were $41,363,915 and $53,601,052, respectively.

FEDERAL TAX STATUS

  It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about November 30, 2002, the Trust intends to retain a portion of its taxable income and will pay any applicable federal excise tax.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  At November 30, 1998, the Trust had a net capital loss carryforward of $4,421,495. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire on or about November 30, 2002 or the liquidation of the Fund. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that these gains will not be distributed.

CAPITAL STOCK

  There are 200,000,000 shares of $0.001 par value common stock authorized. Of the 7,802,867 shares outstanding as of May 31, 1999, Mitchell Hutchins owned 8,148 shares.

  The Trust did not repurchase any shares of common stock for the six months ended May 31, 1999.

  For the period July 10, 1995 (commencement of repurchase program) through May 31, 1999, the Trust repurchased 2,873,600 shares of common stock at an average market price per share of $12.57 and a weighted average discount from net asset value of 10.88%. At May 31, 1999, paid-in-capital is net the cost of $37,317,935 of capital stock reacquired.

2002 TARGET TERM TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                          FOR THE
                                            SIX
                                           MONTHS
                                           ENDED
                                          MAY 31,               FOR THE YEARS ENDED NOVEMBER 30,
                                            1999     ------------------------------------------------------
                                          (UNAUDITED)   1998      1997       1996       1995        1994
                                          --------   --------   --------   --------   ---------   ---------
Net asset value, beginning of period....  $ 15.19    $  15.02   $  14.88   $  14.37   $   12.70   $   14.68
                                          --------   --------   --------   --------   ---------   ---------
Net investment income...................     0.53        1.02       1.06       1.13*       1.02*       0.93
Net realized and unrealized gains
 (losses) from investments and
 futures................................    (0.60)       0.01      (0.08)     (0.05)*      1.36*      (1.90)
                                          --------   --------   --------   --------   ---------   ---------
Net increase (decrease) in net asset
 value resulting from investment
 operations.............................    (0.07)       1.03       0.98       1.08        2.38       (0.97)
                                          --------   --------   --------   --------   ---------   ---------
Dividends from net investment income....    (0.43)      (0.86)     (0.86)     (0.86)      (0.90)      (0.96)
Distributions from short-term capital
 gains..................................    --          --         --         --         --           (0.05)
                                          --------   --------   --------   --------   ---------   ---------
Total dividends and distributions to
 shareholders...........................    (0.43)      (0.86)     (0.86)     (0.86)      (0.90)      (1.01)
                                          --------   --------   --------   --------   ---------   ---------
Net increase in net asset value
 resulting from repurchase of common
 stock..................................    --          --          0.02       0.29        0.19      --
                                          --------   --------   --------   --------   ---------   ---------
Net asset value, end of period..........  $ 14.69    $  15.19   $  15.02   $  14.88   $   14.37   $   12.70
                                          --------   --------   --------   --------   ---------   ---------
                                          --------   --------   --------   --------   ---------   ---------
Market value, end of period.............  $ 14.25    $  14.13   $  13.63   $  12.63   $   12.50   $   11.25
                                          --------   --------   --------   --------   ---------   ---------
                                          --------   --------   --------   --------   ---------   ---------
Total investment return(1)..............     3.93%      10.23%     15.23%      8.07%      19.85%     (12.79)%
                                          --------   --------   --------   --------   ---------   ---------
                                          --------   --------   --------   --------   ---------   ---------
Ratios/Supplemental data:
Net assets, end of period (000's).......  $114,590   $118,563   $117,213   $117,276    $136,754    $136,562
Expenses to average net assets+.........     2.40%**     2.97%      3.36%      3.13%       3.42%       2.72%
Net investment income to average net
 assets.................................     7.12%**     6.68%      7.13%      7.74%       7.44%       6.82%
Portfolio turnover rate.................       29%         86%        64%       127%        103%        108%
Asset coverage++........................   $5,329      $4,334     $3,521     $3,261      $4,013      $3,023

-----------------

*  Calculated using average daily shares outstanding for the period.

** Annualized.

+  These ratios include 1.12**, 1.79%, 2.25%, 1.93%, 2.50%, and 1.82% related to interest expense for the six months ended May 31, 1999 and for the years ended November 30, 1998, 1997, 1996, 1995 and 1994, respectively, which represents the cost of leverage to the Trust.

++ Per $1,000 of reverse repurchase agreements and/or dollar roll transactions outstanding

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Investment returns do not reflect brokerage commissions. Total investment return for periods of less than one year has not been annualized.

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION (UNAUDITED)

THE TRUST

  2002 Target Term Trust Inc. (the "Trust") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15.00 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $58 billion in assets under management as of June 30, 1999. Goldman Sachs Funds Management, L.P., is sub-adviser to the Trust.

SHAREHOLDER INFORMATION

  The Trust's NYSE trading symbol is "TTR." Weekly comparative net asset value and market price information about the Trust is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

  An annual meeting of shareholders of the Trust was held on March 19, 1999. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek and Carl W. Schafer, were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and Ernst & Young LLP was ratified as independent auditors for the Trust for the fiscal year ended November 30, 1999.

PROPOSAL 1

                                                                                           SHARES     SHARES
                                                                                           VOTED     WITHHOLD
                                                                                            FOR      AUTHORITY
                                                                                          --------   --------
1. To vote for or against the election of:
Margo N. Alexander......................................................................  6,869,818   57,038
Richard Q. Armstrong....................................................................  6,864,195   62,661
E. Garrett Bewkes, Jr...................................................................  6,867,865   59,171
Richard R. Burt.........................................................................  6,854,390   72,466
Mary C. Farrell.........................................................................  6,869,042   57,814
Meyer Feldberg..........................................................................  6,863,590   63,266
George W. Gowen.........................................................................  6,864,410   62,446
Frederic V. Malek.......................................................................  6,856,870   69,586
Carl W. Schafer.........................................................................  6,853,249   73,607

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION (UNAUDITED) (CONCLUDED)

PROPOSAL 2

                                                                      SHARES     SHARES     SHARES
                                                                      VOTED     WITHHOLD    VOTED
                                                                       FOR      AUTHORITY  AGAINST
                                                                     --------   --------   --------
2. Ratification of the selection of Ernst & Young LLP as
  independent auditors for the fiscal year ending November 30,
  1999.                                                              6,884,734   29,071     13,051

(BROKER NON-VOTES AND ABSTENTIONS ARE INCLUDED WITHIN THE "SHARES WITHHOLD AUTHORITY" TOTALS.)

YEAR 2000 RISKS
  Like other funds and financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to the Trust's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

  Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Trust's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.

DISTRIBUTION POLICY
  The Trust's board of directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

  A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

  Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. Each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information."

  Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

DIRECTORS

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
PRESIDENT

Victoria E. Schonfeld
VICE PRESIDENT

Dianne E. O'Donnell
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

INVESTMENT ADVISER AND ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE TRUST MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE TRUST WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE TRUST FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE TRUST OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

[LOGO]
-C-1999 PAINEWEBBER INCORPORATED
MEMBER SIPC


2002 TARGET
TERM TRUST INC.


MAY 31, 1999

SEMIANNUAL REPORT